UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 1, 1999

                         FISCHER-WATT GOLD COMPANY, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                    0-17386                       88-0227654
 ---------------------------     ------------                ------------------
(State or other jurisdiction    (Commission                 (IRS Employer
 of incorporation)               File Number)                Identification No.)

  1621 North Third Street, #1000, Coeur d'Alene, Idaho             83814
  ----------------------------------------------------            --------
  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (208) 664-6757

Item 4.           Changes in Registrant's Certifying Accountant.

     On March 1, 1999, Fischer-Watt Gold Company, Inc. engaged Stark Tinter & Associates, LLC as the principal accountant to audit the financial statements of Fischer-Watt Gold Company, Inc.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Fischer-Watt Gold Company, Inc.


Date:    March 5, 1999            By: /s/ George Beattie
                                      ------------------------------------------
                                      George Beattie, President, Chief Executive
                                      Officer (Principal Executive Officer),
                                      Chairman of the Board and Director